Lease liabilities (Details 3) $ in Thousands	Nov. 30, 2024 USD ($)
Lease Liabilities
Not later than one month	$ 124
Later than one month and not later than three months	201
Later than three months and not later than one year	920
Later than one year and not later than five years	2,177
Total undiscounted lease commitments	$ 3,422